Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MID-SOUTHERN BANCORP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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August 12, 2019

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders of Mid-Southern Bancorp, Inc. to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, September 25, 2019 at 2:00 p.m., local time.

We are holding the special meeting to request your support for the adoption of an equity incentive plan, which we believe will promote the long-term growth and profitability of Mid-Southern Bancorp, Inc.  The notice of special meeting of stockholders and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of Mid-Southern Bancorp, Inc. will be present to respond to relevant questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing the enclosed proxy card.  This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.

We look forward to seeing you at the meeting.

Sincerely,
/s/ Dana J. Dunbar

Dana J. Dunbar
Chairman of the Board

MID-SOUTHERN BANCORP, INC.
300 N. WATER STREET
SALEM, INDIANA 47167
(812) 883-2639

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 25, 2019

Notice is hereby given that the special meeting of stockholders of Mid-Southern Bancorp, Inc. will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, September 25, 2019, at 2:00 p.m., local time, for the following purposes:

Proposal 1.	Approval of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan.

Proposal 2.
Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan.

We will also consider and act upon such other matters as may properly come before the meeting, or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the special meeting.

Important notice regarding the availability of proxy materials for the special meeting of stockholders to be held on September 25, 2019. Our proxy statement and proxy card are available at www.edocumentview.com/msvb.

The Board of Directors has fixed the close of business on August 7, 2019 as the record date for the special meeting.  This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournments thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by submitting your vote via the Internet or telephone, or by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  The proxy will not be used if you attend and vote at the special meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT SECRETARY

Salem, Indiana
August 12, 2019

IMPORTANT:  Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum.  You may vote via the Internet or by telephone.  Alternatively, a proxy card and self-addressed envelope are enclosed for your convenience.  No postage is necessary if mailed in the United States.

PROXY STATEMENT
OF
MID-SOUTHERN BANCORP, INC.
300 N. WATER STREET
SALEM, INDIANA 47167
(812) 883-2639

SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 25, 2019

The Board of Directors of Mid-Southern Bancorp, Inc. is using this proxy statement to solicit proxies from our stockholders for use at our special meeting of stockholders.  We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about August 12, 2019.

The information provided in this proxy statement relates to Mid-Southern Bancorp, Inc. and its wholly-owned subsidiary, Mid-Southern Savings Bank, FSB.  Mid-Southern Bancorp, Inc. may also be referred to as “Mid-Southern” and Mid-Southern Savings Bank, FSB may also be referred to as “Mid-Southern Savings Bank” or the “Bank.”  References to “we,” “us” and “our” refer to Mid-Southern and, as the context requires, Mid-Southern Savings Bank.

INFORMATION ABOUT THE SPECIAL MEETING

Time and Place of the Special Meeting

Our special meeting will be held as follows:

Date:      Wednesday, September 25, 2019
Time:	2:00 p.m., local time
Place:	Mid-Southern Savings Bank, FSB 300 N. Water Street, Salem, Indiana

Matters to Be Considered at the Special Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Approval of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan.

Proposal 2.
Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan.

We also will transact any other business that may properly come before the special meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the special meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on August 7, 2019 as the record date for stockholders entitled to receive notice of and to vote at our special meeting.  Only holders of record of Mid-Southern’s common stock on that date are entitled to receive notice of and to vote at the special meeting.  You are entitled to one vote for each share of Mid-Southern’s common stock you own, unless you own more than 10 percent of Mid-Southern’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10 percent of Mid-Southern’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10 percent limit unless our Board of Directors has granted permission in advance.  On August 7, 2019, there were 3,565,196 shares of Mid-Southern’s common stock outstanding and entitled to vote at the special meeting.

How Do I Vote at the Special Meeting?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the special meeting and described in these materials.  You are a stockholder of record if your shares of Mid-Southern common stock are held in your name.  If you are a beneficial owner of Mid-Southern common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Mid-Southern common stock can only be voted if the stockholder is present in person or by proxy at the special meeting.  To ensure your representation at the special meeting, we recommend you vote by proxy even if you plan to attend the special meeting.  You can vote by telephone, the Internet or by mail by following the instructions on the proxy card.  You can always change your vote at the meeting if you are a stockholder of record.

Voting instructions are included on your proxy card.  Shares of Mid-Southern common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the special meeting, the persons named in the proxy will vote the shares FOR approval of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve the Equity Incentive Plan.  If any other matters are properly presented at the special meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the special meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted will be treated as “broker non-votes.”  The proposal to approve the Equity Incentive Plan is considered a non-discretionary item; therefore, you must provide instructions to your broker in order to have your shares voted on this proposal.

If your shares are held in street name, you will need proof of ownership to be admitted to the special meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the special meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Mid-Southern Savings Bank, FSB Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Mid-Southern common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the trustee.  If a participant properly executes the voting instruction sheet, the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Mid-Southern common stock held in the ESOP and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  The trustee of the ESOP is TI-Trust, Inc.  In order to give the trustee sufficient time to vote, all voting instruction sheets from ESOP participants must be received by the trustee on or before September 16, 2019.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Mid-Southern common stock entitled to vote at the special meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 30 days or more, or if a new record date is set.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Approval of the 2019 Equity Incentive Plan

Approval of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meeting.  Any stockholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal.  If so, such abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal.  Provided there is a quorum of stockholders present in person or by proxy, stockholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.  Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the 2019 Equity Incentive Plan.

Vote Required to Approve Proposal 2: Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies

Approval of the adjournment of the special meeting requires the affirmative vote of a majority of the votes cast  in person or by proxy at the special meeting to authorize the Board of Directors to adjourn, postpone or continue the special meeting.  Abstentions and broker non-votes will have no effect on the outcome of this proposal.  Our Board of Directors unanimously recommends that you vote FOR adjournment of the special meeting, if necessary, to solicit additional proxies.

Directions to the Special Meeting

The special meeting of stockholders will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, September 25, 2019 at 2:00 p.m., local time.  Directions are as follows:

•
From the Louisville, Kentucky  area, get on Interstate 65 heading north.  After 24 miles, take Exit 29. At the exit ramp intersection, turn left on State Rd 56 traveling west. After 17 miles, you will arrive at the Bank, which is located on the corner of North Water Street and IN-56.

•
From the Bloomington, Indiana area, get on State Rd 37 heading south. After 26 miles, turn left at intersection of State Rd 37 and State Rd 60 heading east. After 21 miles, turn left at the intersection of State Rd 60 and State Rd 56 traveling east. After 2 miles, you will arrive at the Bank, which is located on the corner of North Water Street and IN-56.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Secretary of Mid-Southern in writing before the special meeting that you have revoked your proxy; or

•	voting in person at the special meeting.

If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the special meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 7, 2019, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Mid-Southern’s common stock other than directors and executive officers;

•	each director of Mid-Southern;

•	each executive officer of Mid-Southern named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of Mid-Southern and its subsidiaries as a group.

Persons and groups who beneficially own in excess of five percent of Mid-Southern’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide a copy to us, reports disclosing their ownership under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”).  To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Mid-Southern’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 3,565,196 shares of Mid-Southern common stock outstanding.

	Number of Shares	Percent of Shares
Name	Beneficially Owned	Outstanding

Beneficial Owners of More Than 5%
Mid-Southern Savings Bank, FSB ESOP (1) 300 N. Water Street Salem, Indiana 47167	204,789	5.74%

Directors
Larry R. Bailey	2,234	*
Dana J. Dunbar	10,234 (2)	*
Trent L. Fisher	33,519 (3)	*
Eric A. Koch	45,310 (4)	1.27
Charles W. Lamb	5,518 (5)	*
Kermit A. Lamb	7,427 (6)	*
Brent A. Rosenbaum	10,469	*

Executive Officers
Alexander G. Babey**	23,346 (7)	*
Frank (Buzz) M. Benson III	23,050 (8)	*
Erica B. Schmidt	1,468 (9)	*

All executive officers and directors as a group (10 persons)	162,575	4.56%
_____________
*	Less than 1% of shares outstanding.
**	Also a director of Mid-Southern
(1)	The ESOP has sole voting power with respect to 199,642 shares, shared voting power with respect 5,147 shares and sole dispositive power with respect to 204,789 shares.
(2)	Includes 10,000 shares held jointly with his spouse.
(3)	Includes 2,346 shares held jointly with his spouse and 10,000 shares owned by his spouse.
(4)	Includes 3,940 shares held in an individual retirement account (“IRA”) and 41,150 shares held jointly with his spouse, all of which are held in a margin account.
(5)	Consists of 2,000 shares held jointly with his spouse, 1,759 shares held in a trust directed by Mr. Lamb and 1,759 shares held in a trust directed by Mr. Lamb’s spouse.
(6)	Includes 7,172 shares held jointly with his spouse.
(7)	Held in an IRA.
(8)	Includes 20,000 shares held in an IRA.
(9)	Includes 1,000 shares held jointly with her spouse and 234 shares that Ms. Schmidt has the right to acquire within 60 days of the voting record date through the exercise of stock options.

PROPOSAL 1 – APPROVAL OF 2019 EQUITY INCENTIVE PLAN

General

On July 24, 2019, our Board of Directors unanimously adopted, subject to stockholder approval, the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan (referred to herein as the “Equity Incentive Plan” or “plan”).  The purposes of the plan are: (1) to promote the long-term growth and profitability of Mid-Southern; (2) to attract and retain individuals of outstanding competence; and (3) to provide participants with incentives that are closely linked to the interests of all stockholders of Mid-Southern.  The shares to be available for award under the Equity Incentive Plan are in addition to those available for award under the plan adopted by Mid-Southern Savings Bank on July 27, 2010, and approved by stockholders.  This plan, which was assumed by Mid-Southern in connection with the mutual holding company to stock holding company conversion, is described in more detail below under, “Equity Compensation Plan Information.”

The following summary is a brief description of the material features of the Equity Incentive Plan.  This summary is qualified in its entirety by reference to the plan, a copy of which is attached to this proxy statement as Appendix A.

Summary

Administration.  The Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be a non-employee director and an independent director, as those terms are defined in the plan.  The Mid-Southern Compensation Committee will administer the plan.  Among other things, the Committee is authorized to (1) interpret the plan, (2) adopt rules for the administration of the plan, (3) select persons to receive awards from among the eligible participants and (4) determine the types of awards and the number of shares to be awarded to participants.

Awards.  The Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, and shares of restricted stock.  Subject to adjustments described below under “–Adjustments in the Event of Business Reorganization,” Mid-Southern has reserved 358,382 shares of its common stock for issuance under the plan in connection with the exercise of awards, which represents 10% of Mid-Southern’s common stock outstanding on the voting record date.  The fair market value of these shares is $4.5 million, based on the closing price of Mid-Southern’s common stock as of the close of business on the voting record date.  Our Board of Directors believes that 10% of total shares outstanding is the appropriate amount of shares to have authorized for awards under the plan.  This is consistent with the share amounts authorized under equity incentive plans adopted by many other thrift institutions that, like us, converted from the mutual holding company to the stock holding company form of ownership (also known as a “second-step conversion”), consisting of 10% reserved for stock options and 4% reserved for restricted stock awards as a percentage of the shares issued in the conversion.  Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the plan count against this total number of shares available under the plan.

Under the Equity Incentive Plan, the Compensation Committee may grant stock options that, upon exercise, result in the issuance of 255,987 shares of our common stock.  This amount represents 10% of the total issued in the mutual holding company to stock holding company conversion.  In addition, the plan provides that the maximum aggregate number of shares with respect to which incentive stock options may be granted is 255,987.  The Compensation Committee may grant restricted stock for an aggregate of 102,395 shares of our common stock, which represents 4% of the total issued in the conversion.  Each of the maximum amounts described in this paragraph is subject to adjustments described below under “–Adjustments in the Event of Business Reorganization.”

The Equity Incentive Plan provides for the use of authorized but unissued shares or previously issued shares that have been reacquired by Mid-Southern.  The awards will have the effect of diluting the holdings of persons who own our common stock.  Assuming all shares available for award under the plan are issued, current stockholders would be diluted by approximately 9.1% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Compensation Committee may grant awards under the Equity Incentive Plan to directors, advisory directors, directors emeriti, officers and employees of Mid-Southern and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted.  Currently, there are 56 individuals who are eligible to receive awards under the plan, consisting of 7 current directors, 3 emeritus directors, and 46 employees (including Mr. Babey).

Terms and Conditions of Stock Options.  The Compensation Committee may grant stock options to purchase shares of the our common stock at a price that is not less than the fair market value of the common stock on the date the option is granted. The fair market value is the closing sales price on the grant date as quoted on Nasdaq.  Stock options may not be exercised later than 10 years after the grant date.  Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the Equity Incentive Plan to officers and employees may be designated as “incentive stock options.”  Options that are not designated and do not otherwise qualify as incentive stock options are referred to as “non-qualified stock options.”

The Compensation Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made.  Unless otherwise determined by the Committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death, disability or retirement, and for three months for other terminations or until the expiration of the stock option by its terms if sooner.  Upon any termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

Prohibition Against Option Repricing.  Except as provided under “–Adjustments in the Event of Business Reorganization” below, neither the Compensation Committee nor the Board may amend or modify the exercise price of a stock option or cancel the stock option at a time when the exercise price is greater than the fair market value of Mid-Southern’s common stock in exchange for another award.

Terms and Conditions of Restricted Stock Awards.  The Compensation Committee is authorized to grant restricted stock, which are shares of Mid-Southern common stock that are subject to a substantial risk of forfeiture and limits on transfer until the shares vest.  The Committee will establish a restricted period, subject to acceleration as described below under “Acceleration of Vesting,” during which, or at the expiration of which, the restricted stock awards vest and shares of common stock awarded shall no longer be subject to forfeiture or restrictions on transfer.  During the vesting period, unless otherwise provided for in the award agreement, the recipient of restricted stock will have all the rights of a stockholder, including the power to vote and the right to receive dividends with respect to those shares (although the dividends will not be paid until vesting occurs with respect to the restricted shares). Except as provided under “–Transferability of Awards,” shares of restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the recipient before the shares vest.  The Compensation Committee has the right to determine any other terms and conditions, not inconsistent with the Equity Incentive Plan, upon which a restricted stock award shall be granted.

Acceleration of Vesting.  Unless otherwise provided in an award agreement, upon an award recipient’s involuntary termination within 365 days following a change in control of Mid-Southern as defined in the Equity Incentive Plan or upon the termination of the award recipient’s service due to death or disability, all unvested awards under the Equity Incentive Plan shall become exercisable in the case of stock options, or vest in the case of restricted stock, as of the date of that termination.  Also, if upon a change in control the successor entity does not either assume the plan or replace the option or restricted stock with an equivalent benefit, then all unvested awards under the Equity Incentive Plan shall become exercisable in the case of stock options, or vest in the case of restricted stock, as of the date of change in control.  The Compensation Committee also has the authority, with the consent of the award recipient, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding award or accelerate or defer the vesting of any award.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or involuntary termination within 365 days following a change in control, the unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all stock options not previously exercised shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options and unvested restricted stock awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order.  Furthermore, the Compensation Committee may approve the transfer of non-qualified stock options and restricted stock awards to certain family members as defined in the plan.

Amendment and Termination of the Plan.  The Equity Incentive Plan shall continue in effect for a term of 10 years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the plan or any portion thereof, except to the extent stockholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  No amendment, suspension or termination of the plan, however, will impair the rights of any participant, without his or her consent, in any award already granted.  All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto.

Adjustments in the Event of Business Reorganization

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of Mid-Southern’s common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Compensation Committee must, in such manner as it deems equitable, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards.

Important Considerations

The Equity Incentive Plan contains a number of provisions that we believe are consistent with, and protective of, the interests of stockholders, our compensation philosophy, recent developments in compensation practices and sound corporate governance practices, including:

•	No liberal share counting. The Equity Incentive Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

•
No repricing of stock options. The Equity Incentive Plan prohibits the repricing of stock options, or the exchange of a stock option at a time when the exercise price exceeds the fair market value of the shares (i.e., when the shares are “underwater”).

•	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•
No dividends on unearned awards; delayed payment of dividends.  Except for restricted stock, the Equity Incentive Plan prohibits the payment of dividends on unearned awards, unless provided in an award agreement.  Also, dividends related to restricted stock will not be paid unless and until the restricted stock vests.

•
Double trigger.  The Equity Incentive Plan includes “double trigger” provisions that provide that in order to accelerate the vesting of nonvested awards after a change in control, a participant must be involuntarily terminated (other than for good reason) within 365 days after a change in control, unless the successor to Mid-Southern does not assume the award or provide an equivalent benefit.

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options and restricted stock awards, as of the date of this proxy statement.

Non-qualified Stock Options.  Under current federal tax law, the granting of non-qualified stock options under the Equity Incentive Plan will not result in any taxable income to the optionee or any tax deduction to Mid-Southern at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by Mid-Southern.  The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain to the extent of any appreciation in value of the shares from the date of exercise to the date of sale, and such gain will qualify as long-term capital gain if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the Equity Incentive Plan will result in any federal tax consequences to either the optionee or Mid-Southern, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Mid-Southern will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Restricted Stock Awards.  Recipients of restricted shares granted under the Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder may elect to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  Unless an award agreement provides for the direct payment of dividends, recipients of shares granted under the plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Proposed Awards Under the Plan

No awards have been proposed under the Equity Incentive Plan as of the date of this proxy statement.

Equity Compensation Plan Information

The following table summarizes share and exercise price information regarding our equity compensation plans as of December 31, 2018:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved
by security holders:	2,808	$5.97	121,937

Equity compensation plans not
approved by security holders:	--	N/A	--

Total	2,808		121,937

Mid-Southern Savings Bank adopted an equity incentive plan on July 27, 2010.  This plan, which was approved by stockholders, was assumed by Mid-Southern in connection with the mutual holding company to stock holding company conversion.  The plan provides for the award of incentive stock options, non-qualified stock options and restricted stock.  Awards may be made under the plan until its expiration date of July 27, 2020.  Outstanding awards and shares remaining available for future issuance are disclosed in the table above.

Voting Recommendation

The Board of Directors recommends that stockholders vote FOR approval of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan.

PROPOSAL 2 – APPROVAL OF ADJOURNMENT OF SPECIAL MEETING, IF NECESSARY

In the event there are not sufficient votes at the time of the special meeting to approve the 2019 Equity Incentive Plan, our Board of Directors may propose to adjourn the special meeting to a later date or dates in order to permit the solicitation of additional proxies.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 30 days or more, or if a new record date is set.

In order to permit proxies that have been received by us at the time of the special meeting to be voted for an adjournment, if necessary, we have submitted this proposal to you as a separate matter for your consideration.  In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the special meeting and any later adjournments.  If stockholders approve this adjournment proposal, we could adjourn the special meeting, and any adjourned session of the special meeting, to use the additional time to solicit additional proxies in favor of approval of the 2019 Equity Incentive Plan, including the solicitation of proxies from stockholders who have previously voted against the proposal.  Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against the proposal to approve the 2019 Equity Incentive Plan have been received, we could adjourn the special meeting without a vote and seek to convince the holders of those shares to change their votes to votes in favor of the plan.

The Board of Directors unanimously recommends that you vote FOR adjournment of the special meeting, if necessary to solicit additional votes.

DIRECTORS' COMPENSATION

The following table shows the compensation paid to our directors for 2018, with the exception of Alexander G. Babey, a director and our President and Chief Executive Officer, whose compensation is included in the section entitled “Executive Compensation.”  The directors did not receive any stock or option awards, nor do they have any non-equity incentive plan compensation, change in pension value or non-qualified deferred compensation earnings; therefore, these columns have been omitted from the table below.

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)

Paul G. Allemeier	22,500	--	22,500
Larry R. Bailey	25,500	--	25,500
Dana J. Dunbar	33,100	750 (1)	33,850
Trent L. Fisher	22,650	--	22,650
Eric A. Koch (2)	--	--	--
Charles W. Lamb	20,400	--	20,400
Kermit A. Lamb	24,900	17,388 (3)	42,288
Brent A. Rosenbaum	21,500	--	21,500
____________
(1)	Consists of fees paid for service on the Board of Directors of Mid-Southern Investments, Inc., a subsidiary of the Bank.
(2)	Mr. Koch was appointed to the Board effective January 23, 2019.
(3)	Consists of fees paid for service on the Board of Directors of Mid-Southern Investments, Inc. and $16,788 in fees paid pursuant to Mr. Lamb’s consulting agreement, as described below.

Mid-Southern does not compensate the members of its Board of Directors for service on the Board or committees; all fees are paid by Mid-Southern Savings Bank for service to the Bank. All non-employee directors of Mid-Southern Savings Bank with the exception of the Chairman receive a monthly retainer of $800, a fee of $600 per month for each Board meeting attended and a fee of $300 per meeting for any special Board meeting.  The Chairman of the Board receives a monthly retainer of $1,000, a fee of $800 per month for each Board meeting attended and a fee of $400 per meeting for any special, or other Board meeting.  Non-employee directors serving on the Bank’s Loan and Audit

Committees receive $200 per meeting attended with the chairperson of each committee receiving $400 per meeting attended.  Non-employee directors serving on the Compensation Committee receive $200 per meeting attended with the chairperson receiving $250 per meeting attended.  For the year following retirement, emeritus directors receive a monthly retainer of $400 and one-half the Board meeting fee for each meeting attended.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending out-of-town Board and committee meetings, industry conferences and continuing education seminars.  Mid-Southern Savings Bank also pays the premiums on directors’ and officers’ liability insurance.

In January 2017, Mid-Southern Savings Bank entered into a consulting agreement with Director Kermit A. Lamb, the immediate past President and Chief Executive Officer of the Bank.  The agreement was effective through October 1, 2018 and provided for consulting services on an as needed basis at the discretion of the Mid-Southern Savings Bank’s President and Chief Executive Officer.  Mr. Lamb was paid $25 per hour for consulting plus reimbursement of mileage expenses at the rate published by the Internal Revenue Service.

In the past, directors were allowed to individually elect to defer receipt of current compensation in exchange for benefits payable upon their retirement from the Board.  All deferrals are credited with interest at an 8% annual rate.  At December 31, 2018, we had accrued a liability of $223,387 with respect to our obligation under these agreements.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended December 31, 2018 and 2017 by our named executive officers: (1) Alexander G. Babey, our principal executive officer; and (2) our two other most highly compensated executive officers, who are Frank (Buzz) M. Benson III and Erica B. Schmidt.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All other compensation ($)(1)	Total ($)

Alexander G. Babey	2018	163,683	25,275	20,727	209,685
President and	2017	159,642	12,775	26,618	199,035
Chief Executive Officer

Frank (Buzz) M. Benson III	2018	147,547	10,275	8,526	166,348
Executive Vice President and	2017	147,222	10,275	15,044	172,541
Senior Loan Officer

Erica B. Schmidt	2018	104,633	20,275	6,736	131,674
Executive Vice President, Chief	2017	102,103	10,275	10,733	133,111
Financial Officer, Treasurer and
Secretary
___________
(1)	Consists of the following:

Name	401(k) matching contribution ($)	Life insurance ($)	Car allowance ($)	Total ($)

Alexander G. Babey	10,653	74	10,000	20,727
Frank (Buzz) M. Benson III	8,459	67	--	8,526
Erica B. Schmidt	6,691	45	--	6,736

Employment and Severance Agreements

Employment Agreements.  Mid-Southern Savings Bank entered into a two-year employment agreement with Mr. Benson on May 29, 2014 and a revised three-year employment agreement with Mr. Babey on October 1, 2016.  Following the initial terms of the employment agreements, the terms may be extended by the board for an additional 12-month period unless a termination notice is given by either Mid-Southern Savings Bank or the executive.  The employment agreements are terminable by Mid-Southern Savings Bank for cause at any time and upon the occurrence of events specified by federal regulations.  Under these agreements, the current base salary for Messrs. Babey and Benson is $166,380 and $149,741, respectively, which amounts are paid by Mid-Southern Savings Bank and may be increased at the discretion of the Board of Directors.  The agreements state that the executives are entitled to participate in all benefit plans and arrangements generally available to employees of Mid-Southern Savings Bank and in any supplementary benefits provided to Mid-Southern Savings Bank’s senior executives.  Mr. Babey’s agreement also provides him with a $10,000 annual car allowance.  The agreements also provide that compensation may be paid in the event of a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

Change in Control Severance Agreement.  We entered into a change in control severance agreement with Ms. Schmidt on December 20, 2017.  The agreement has a term of one year and will be extended for one year on each anniversary date, provided that the Board of Directors of Mid-Southern Savings Bank has not given Ms. Schmidt notice of non-renewal.  The agreement also provides that compensation may be paid to Ms. Schmidt in the event of a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

The following information with respect to outstanding equity awards as of December 31, 2018 is presented for the named executive officers.  The named executive officers did not have any equity incentive plan awards or stock awards outstanding as of December 31, 2018.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Alexander G. Babey	--	--	--	--	--
Frank (Buzz) M. Benson III	--	--	--	--	--
Erica B. Schmidt	07/11/18	234	--	5.16	04/26/21
___________
(1)
Represents an award of stock options originally made on April 26, 2011 to purchase shares of Mid-Southern Savings Bank. Pursuant to the mutual holding company to stock holding company conversion of Mid-Southern, M.H.C. and Mid-Southern Savings Bank, these options were converted into options to purchase shares of common stock of Mid-Southern.

Potential Payments Upon Termination or Change in Control

We have entered into agreements with the named executive officers that provide for potential payments upon a change in control.  Mr. Babey’s employment agreement provides for a change in control payment if he terminates his own employment within 60 to 90 days following a change in control, or if his employment is terminated within two years following a change in control either by the successor to Mid-Southern Savings Bank or by Mr. Babey for good reason.  The payment, which must be made within 30 days following the termination of employment, will have a value equal to two times the average of Mr. Babey’s taxable compensation includible in taxable income for the five years preceding the change in control.  Mr. Benson’s employment agreement provides that he will receive a one-time change in control bonus if he remains continuously employed by Mid-Southern Savings Bank through the closing of the change in control event.  His bonus, which will have a value equal to two times his then-current base salary, must be paid within 74 days after the end of the year in which the closing of the change in control occurs.

Under the employment agreements, a “change in control” is deemed to occur if, at any time during the term of the agreement: (1) a person other than Mid-Southern or Mid-Southern Savings Bank becomes the beneficial owner of securities of Mid-Southern or Mid-Southern Savings Bank representing 50% or more of the combined voting power of Mid-Southern Savings Bank’s then outstanding securities; (2) during any period of two consecutive years, the incumbent board members no longer constitute a majority of the board; or (3) stockholders approve a definitive agreement to merge Mid-Southern with or into another company or to sell or otherwise transfer all of substantially of the Mid-Southern’s assets or to adopt a plan of liquidation.  If Mr. Babey or Mr. Benson had experienced a change of control combined with a termination of employment on December 31, 2018, Mr. Babey would have received a lump sum payment of $328,165 and Mr. Benson would have received a lump sum payment of $290,758.

Ms. Schmidt’s severance agreement provides that if, within the 12 months following a change in control, Ms. Schmidt experiences an involuntary termination, Mid-Southern and Mid-Southern Savings Bank will pay to her, within 25 days after the date of termination, a lump sum cash payment equal to 150% of her annual base salary.  Ms. Schmidt’s change in control severance agreement defines “change in control” similarly to the employment agreements of Mr. Babey and Mr. Benson.  If Ms. Schmidt had experienced a change of control combined with a termination of employment on December 31, 2018, she would have received a lump sum payment of $152,570.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the special meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  We have engaged Regan & Associates, Inc, to assist in the distribution and solicitation of proxies for a fee of $5,000 (including out-of-pocket expenses). Regan & Associates, Inc. will assist with fulfillment of the broker-dealer search notification requirement, ensure actual delivery of proxy materials and solicit proxies from both street name and registered stockholders.  Our directors, officers and employees may also supplement the proxy solicitor’s solicitation of proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting to be held in 2020 must be received by us no later than November 23, 2019 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

In addition, our Bylaws provide that in order for business to be brought before the annual meeting or a nomination to be made, a stockholder must deliver notice to the Secretary not less than 90 days prior to the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders.  The notice must state the stockholder’s name, address and number of shares of Mid-Southern common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT SECRETARY

Salem, Indiana
August 12, 2019

APPENDIX A

MID-SOUTHERN BANCORP, INC.

2019 EQUITY INCENTIVE PLAN

A-ii

Section 9.9 Approval of shareholders	A-17
Section 9.10 Clawback	A-18

A-iii

Mid-Southern Bancorp, Inc.
2019 Equity Incentive Plan
ARTICLE I
PURPOSE
Section 1.1 General Purpose of the Plan.
The purpose of the Plan is to promote the long-term growth and profitability of Mid-Southern Bancorp, Inc., to provide Plan Participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide Plan Participants with incentives that are closely linked to the interests of all shareholders of Mid-Southern Bancorp, Inc.  The Plan is not intended to expose the Company to imprudent risks.
The Plan was originally adopted effective as of July 24, 2019 by the Board, and became effective on ___________, 2019 (the “Effective Date”), the date the Plan was approved by the Company’s shareholders.

As of the Effective Date, this Plan shall be treated as a new plan for purposes of Section 422 of the Code (as herein defined), so that an Option granted hereunder on a date that is not more than ten years after the Effective Date, and that is intended to qualify as an Incentive Stock Option under Section 422 of the Code, complies with the requirements of Section 422(b)(2) of the Code and the applicable regulations thereunder.
ARTICLE II
DEFINITIONS
The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:
Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.
Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option or a Restricted Stock Award.
Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.
Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, to have the right to exercise any Options granted to such Participant that are exercisable or to receive any cash paid out under a Cash Award to such Participant where such payout is made, following the Participant’s death.
Board means the Board of Directors of Mid-Southern Bancorp, Inc. and any successor thereto.

Change in Control means any of the following events:
(a) any third Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of Shares with respect to which 25% or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);
(b) consummation of a plan of reorganization, merger, acquisition, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity;
(c) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s shareholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or
(d) a tender offer or exchange offer for 25% or more of the total outstanding Shares is completed (other than such an offer by the Company).
Code means the Internal Revenue Code of 1986, as amended from time to time.
Committee means the Committee described in Article IV.
Company means Mid-Southern Bancorp, Inc., an Indiana corporation, and any successor thereto.
Disability means a total and permanent disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.
Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.
Effective Date means the date on which the Plan is approved by the shareholders of Mid-Southern Bancorp, Inc.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Exercise Period means the period during which an Option may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.  If the Fair Market Value for Exercise Price purposes is determined to be less than fair market value of the underlying Shares as determined under Section 409A (the “Section 409A Fair Market Value”), then the Exercise Price shall automatically adjusted to be the Section 409A Fair Market Value.  The Committee may take such actions as it determines necessary to carry out the preceding sentence.
Fair Market Value means, with respect to a Share on a specified date:
(a) If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;
(b) If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and
(c) In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.
In no event shall the Fair Market Value for Exercise Price purposes be less than fair market value of the underlying Shares as determined under Section 409A.
Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father- in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.
Involuntary Separation from Service means the first to occur of the following:
(a) The Participant’s Service is unilaterally terminated by the Company or an Affiliate;
(b) The Participant voluntarily terminates Service after the Company or the Affiliate reduces the Participant’s base salary to a rate that is lower than the rate in effect immediately prior to the Change in Control, or as the same may have been increased thereafter; or

(c) The Participant voluntarily terminates Service after the Company or an Affiliate requires the Participant to change the Participant's job location or office, so that such Participant will be based at a location more than thirty-five (35) miles from the location of the Participant's job or office immediately prior to the Change in Control, provided that such new location is not closer to Participant's home.
For the avoidance of doubt, an Involuntary Separation from Service does not include a Termination for Cause.
Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.
Option means either an Incentive Stock Option or a Non-Qualified Stock Option.
Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.
Participant means any director, emeritus director, officer, employee or advisory director of the Company or any Affiliate who is selected by the Committee to receive an Award.
Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.
Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.
Plan means the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan, as amended from time to time.
Restricted Stock Award means an award of Shares pursuant to Article VI.
Retirement means the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 59½.
Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.
Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, emeritus director, officer, employee or advisory director of the Company or any Affiliate.
Share means a share of common stock, par value $.01 per share, of Mid-Southern Bancorp, Inc.
Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.
Vesting Date means the date or dates on which the grant of an Option is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.
ARTICLE III
AVAILABLE SHARES
Section 3.1 Shares Available Under the Plan.
Subject to adjustment under Article VIII, the aggregate number of Shares representing Awards shall not exceed 255,987 Shares.
Section 3.2 Shares Available for Options.
Subject to adjustment under Article XI, the maximum aggregate number of Shares with respect to which Options may be granted under the Plan shall be 255,987 Shares. The maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 255,987 Shares.
Section 3.3 Shares Available for Restricted Stock Awards.
Subject to adjustment under Article XI, the maximum aggregate number of Shares with respect to which Restricted Stock Awards may be granted under the Plan shall be 102,395 Shares
Section 3.4 Computation of Shares Issued.
For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV
ADMINISTRATION
Section 4.1 Committee.
(a) The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director,” and shall satisfy any other membership requirements, under the corporate governance rules and regulations imposing independence and other membership standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.
(b) The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.
(c) The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
Section 4.2 Committee Powers.
Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:
(a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, and the number of Shares subject to Awards to be issued or granted;
(b) with the consent of the Participant, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;
(c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and
(d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.
All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS
Section 5.1 Grant of Options.
(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.
(b) Any Option granted shall be evidenced by an Award Agreement which shall:
    (i) specify the number of Shares covered by the Option;
    (ii)             specify the Exercise Price;
    (iii)            specify the Exercise Period;
    (iv)             specify the Vesting Date; and
    (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
Section 5.2 Size of Option.
Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.
Section 5.3 Exercise Price.
The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.
Section 5.4 Exercise Period.
The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:
(a) the date specified by the Committee in the Award Agreement;
(b) unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c) unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;
(d) as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or
(e) the last day of the ten-year period commencing on the date on which the Option was granted.
An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.
Section 5.5 Vesting Date.
(a) Subject to any restrictions set forth in this Plan, the Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.
(b) Unless otherwise determined by the Committee and specified in the Award Agreement:
    (i) if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death or Disability, or prior to a Change in Control, any unvested Option shall be forfeited without consideration;
    (ii) if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and
    (iii) if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Option Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Option Award or replace the outstanding Option Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Option Award on the date of the Change in Control, then the Vesting Date of such outstanding Option Award shall be accelerated to the effective date of the Change in Control.
Section 5.6 Additional Restrictions on Incentive Stock Options.
An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:
(a) Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.
(b) Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.
(c) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.
(d) Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.
Section 5.7 Method of Exercise.
(a) Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:
    (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;
    (ii)             delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and
    (iii)            satisfying such other conditions as may be prescribed in the Award Agreement.
(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:
    (i) in cash (by certified or bank check or such other instrument as the Company may accept); or

    (ii)             if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or
    (iii)            if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or
    (iv)             by a combination thereof.
Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.
(c) When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.
Section 5.8 Limitations on Options.
(a) An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
    (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or
    (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
(c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.
Section 5.9 Prohibition Against Option Repricing.
Except as provided in Section 8.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option, Award or other form of compensation (e.g., a cash payment).
ARTICLE VI
RESTRICTED STOCK AWARDS
Section 6.1 In General.
(a) Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:
    (i) the number of Shares covered by the Restricted Stock Award;
    (ii) the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares;
    (iii) the date of grant of the Restricted Stock Award;

    (iv) the Vesting Date for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Vesting Date to occur;
    (v) the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and
such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
(b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:
These shares of common stock are subject to the terms of an Award Agreement between Mid-Southern Bancorp, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of Mid-Southern Bancorp, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.
or such other restrictive communication or legend as the Committee, in its discretion, may specify.
(c) Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 6.2 Vesting Date.
(a) Subject to any restrictions set forth in the Plan the Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.
(b) Unless otherwise determined by the Committee and specified in the Award Agreement:
    (i) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, or prior to a Change in Control, any unvested Shares shall be forfeited without consideration;
    (ii) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and
    (iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Restricted Stock Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Restricted Stock Award or replace the outstanding Restricted Stock Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Restricted Stock Award on the date of the Change in Control, then the Vesting Date of such outstanding Restricted Stock Award shall be accelerated to the earliest date of the Change in Control.
Section 6.3 Dividend Rights.
Any dividends or distributions (collectively referred to herein as “Dividends”) declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, shall be held by the Company on behalf of the Participant.  If the Participant becomes vested in his Shares that are subject to the Restricted Stock Award, then the Company shall pay the Dividends related to those Shares to the Participant or his Beneficiary in a lump sum, without interest, no later than thirty (30) days following the Vesting Date of those Shares.   The Participant and his Beneficiaries heirs, successors or assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or an Affiliate with respect to held Dividends, and such Dividends shall, until paid, remain general, unpledged and unrestricted assets of the Company.  The Company’s obligation under the Plan with respect to held Dividends shall be merely of an unfunded and unsecured promise to pay money in the future.

Section 6.4 Voting Rights.
Unless otherwise specified in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.
Section 6.5 Designation of Beneficiary.
A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.
Section 6.6 Manner of Distribution of Awards.
The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
ARTICLE VII
ADDITIONAL TAX PROVISION
Section 7.1 Tax Withholding Rights.
The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld, provided, however, that (a) no Shares are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Award as a liability for financial accounting purposes), and (b) with respect to an Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Compensation Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act.
ARTICLE VIII
AMENDMENT AND TERMINATION
Section 8.1 Termination
The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.
Section 8.2 Amendment.
The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to avoid or comply with the application of Section 409A, or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.
Section 8.3 Adjustments in the Event of Business Reorganization.
In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
(i) the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;
(ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and
(iii) the Exercise Price of Options.
In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of

Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.
ARTICLE IX
MISCELLANEOUS
Section 9.1 Status as an Employee Benefit Plan; Non-Application of Section 409A.
This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.  Since only Options and Restricted Stock Awards that qualify for the exemption under Section 409A may be awarded under the Plan, Section 409A shall not apply to Awards granted hereunder.  Accordingly, no Award may granted hereunder that is subject to Section 409A, and any Award so granted shall be void ab initio.  It is also intended that Dividends that are held as described in Section 6.3 shall, if payable, be paid promptly enough to cause such payment to qualify as a “short-term deferral” that is exempt from the application of Section 409A.
Section 9.2 No Right to Continued Service.
Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, emeritus director, officer, employee or advisory director of the Company or any Affiliate.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.
Section 9.3 Construction of Language.
Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 9.4 Severability.
In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 9.5 Governing Law.
The Plan shall be construed, administered and enforced according to the laws of the State of Indiana without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 9.6 Headings.
The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.
Section 9.7 Non-Alienation of Benefits.
The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.
Section 9.8 Notices.
Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:
(a) If to the Committee:
    Mid-Southern Bancorp, Inc.
    300 North Water Street
    Salem, Indiana 47167
     Attention:  Corporate Secretary

(b) If to a Participant, to such person’s address as shown in the Company’s records.
Section 9.9 Approval of Shareholders.
The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

Section 9.10 Clawback.
All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Mid-Southern Bancorp, Inc.

Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]
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September 25, 2019

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Special Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

	For Against Abstain	For Against Abstain
1. Approval of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan	[ ] [ ] [ ]
2.  Approval of the adjournment of the special meeting, if
     necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Mid-Southern Bancorp, Inc. 2019 Equity
     Incentive Plan.
[ ] [ ] [ ]

B Authorized Signatures — This section must be completed for your vote to count.  Please date and sign below
Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders.
The material is available at: www.edocumentview.com/MSVB

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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc.

Notice of Special Meeting of Stockholders
Proxy Solicited by Board of Directors for Special Meeting - September 25, 2019
The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, September 25, 2019 at 2:00 p.m., local time, and at any and all adjournments thereof.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Specail Meeting of Stockholders and a Proxy Statement for the Special Meeting.
IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Items to be voted appear on reverse side)
C Non-Voting Items
Change of Address - Please print new address below.	Comments - Please print your comments below.

Mid-Southern Bancorp, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Special Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

	For Against Abstain	For Against Abstain
1. Approval of the Mid-Southern Bancorp, Inc. 2019 Equity Incentive Plan	[ ] [ ] [ ]
2.  Approval of the adjournment of the special meeting, if
     necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Mid-Southern Bancorp, Inc. 2019 Equity
     Incentive Plan.
[ ] [ ] [ ]

B Authorized Signatures — This section must be completed for your vote count.  Please date and sign below.
Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders.
The material is available at: www.edocumentview.com/MSVB

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc.

Notice of Special Meeting of Stockholders
Proxy Solicited by Board of Directors for Special Meeting - September 25, 2019
The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, September 25, 2019 at 2:00 p.m., local Time, and at any and all adjournments thereof.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting.
IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Items to be voted appear on reverse side)